UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2021

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 26, 2021, Arbutus Biopharma Corporation (the "Company") issued a press release announcing that the Company and Assembly Biosciences, Inc. initiated a Phase 2 clinical trial of triple combination therapy for the treatment of chronic Hepatitis B Virus. The trial will evaluate Assembly's core inhibitor candidate, also known as a capsid inhibitor, vebicorvir (VBR), with Arbutus' RNAi therapeutic candidate, AB-729, and standard-of-care NrtI therapy. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements and Information

This current report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward-looking information within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Forward-looking statements in this current report on Form 8-K include statements about the anticipated trial design of Assembly Bio's and Arbutus' Phase 2 clinical trial. There are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: the Phase 2 clinical trial may be more costly or take longer to complete than anticipated, and may never be completed, or may not generate results that warrant future development; changes in Arbutus' or Assembly's strategy regarding its product candidates and clinical development activities; economic and market conditions may worsen; market shifts may require a change in strategic focus; and the ongoing COVID-19 pandemic could significantly disrupt Arbutus' and/or Assembly's clinical development programs. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K, Arbutus' Quarterly Reports on Form 10-Q and Arbutus' continuous and periodic disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 26, 2021
104	Cover page interactive data file (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: February 26, 2021	By:	/s/ David C. Hastings
David C. Hastings
Chief Financial Officer